EXHIBIT 99.2


From:             Keith Hall
To:               Louis Wharton
Cc:               Glenn Palmer; Eric Hohl; Greg Akselrud
Subject:          Re: Form 8-K Regarding Resignation

I still disagree. I am resigning because the Chairman has proposed unwinding previously disclosed transactions.

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